Exhibit 10.9

EXECUTION VERSION

FORWARD PURCHASE AGREEMENT

This Forward Purchase Agreement (this “Agreement”) is entered into as of September 26, 2017, between Mosaic Acquisition Corp., a Cayman Islands exempted limited company (the “Company”), the party listed as the purchaser on the signature page hereof (the “Purchaser”), Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC (together with Mosaic Sponsor, LLC, the “Sponsors”).

Recitals

WHEREAS, the Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”);

WHEREAS, the Company has confidentially submitted to the U.S. Securities and Exchange Commission (the “SEC”) a draft registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”) at a price of $10.00 per Public Unit, each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Share(s)”), and one-third of one redeemable warrant, where each whole redeemable warrant is exercisable to purchase one Class A Share at an exercise price of $11.50 per share (the “Warrant(s)”);

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which (i) immediately prior to the closing of the Company’s initial Business Combination (the “Business Combination Closing”), the Company shall issue and sell, and the Purchaser shall purchase, on a private placement basis, the number of Class A Shares determined pursuant to Section 1(a)(i) hereof (the “Forward Purchase Shares”) and (ii) each Sponsor grants the Purchaser the right to acquire up to an additional number of Class A Shares determined pursuant to Section 1(a)(iv) from the Sponsors following the first anniversary of the Business Combination Closing at $0.01 per share if the last reported sale price of the Class A Shares is less than $11.00 (as adjusted for split-ups, share combinations and the like) for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the first anniversary of the Business Combination Closing;

WHEREAS, the Company has entered into or intends to concurrently with this Agreement enter into agreements in the form of this Agreement with other parties (together with the Purchaser, the “Forward Contract Parties”) for the purchase of Class A Shares upon the Business Combination Closing and for the contingent right to purchase additional Class A Shares from the Sponsors subject to the same conditions as described above; and

WHEREAS, in connection with the Forward Purchase Shares sold to the Forward Contract Parties, the Sponsors will receive (without consideration and by way of an adjustment to their existing Class F shares) an aggregate number of additional Class F Shares equal to one ninth of the number of such Forward Purchase Shares;

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1. Sale and Purchase.

(a) Forward Purchase Shares.

(i) The Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the number of Forward Purchase Shares set forth on the signature page to this Agreement next to the line item “Number of Forward Purchase Shares” at a purchase price of $9.50 multiplied by the number of Forward Purchase Shares issued and sold hereunder (the “FPS Purchase Price”).

(ii) The Company shall require the Purchaser to purchase the number of Forward Purchase Shares provided pursuant to Section 1(a)(i) hereof by delivering notice to the Purchaser, at least ten (10) Business Days before the funding of the FPS Purchase Price to the escrow account, specifying the number of Forward Purchase Shares the Purchaser is required to purchase, the anticipated date of the Business Combination Closing, the aggregate FPS Purchase Price and instructions for wiring the FPS Purchase Price to an account of a third-party escrow agent, which may be the Company’s transfer agent (the “Escrow Agent”), pursuant to an escrow agreement between the Company and the Escrow Agent (the “Escrow Agreement”). At least two (2) Business Days before the anticipated date of the Business Combination Closing specified in such notice, the Purchaser shall deliver the FPS Purchase Price in cash via wire transfer to the account specified in such notice, to be held in escrow pending the Business Combination Closing. If the Business Combination Closing does not occur within thirty (30) days after the Purchaser delivers the FPS Purchase Price to the Escrow Agent, the Escrow Agreement will provide that the Escrow Agent automatically return to the Purchaser the FPS Purchase Price, provided that the return of the funds placed in escrow shall not terminate this Agreement or otherwise relieve either party of any of its obligations hereunder. For the purposes of this Agreement, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

(iii) The closing of the sale of the Forward Purchase Shares (the “FPS Closing”) shall be held on the same date and immediately prior to the Business Combination Closing. At the FPS Closing, the Company will issue to the Purchaser the Forward Purchase Shares, each registered in the name of the Purchaser, against (and concurrently with) release of the FPS Purchase Price by the Escrow Agent to the Company.

(iv) Contingent Call Option. If the last reported sale price of the Class A Shares is less than $11.00 (the “Call Trigger Price”) for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the first anniversary of the Business Combination Closing (the “Combination Anniversary”), the Company shall deliver a written notice (the “Call Prompt”) to the Purchaser specifying the maximum aggregate number (the “Call Cap”) of Class A Shares (the “Call Shares”) that the Purchaser may purchase from the Sponsors at a price per Class A Share of $0.01 (the “Call Price”), where the Call Cap shall be the greatest even whole number that does not exceed (a) the number of Forward Purchase Shares issued and sold hereunder less any Forward Purchase Shares sold by the Purchaser prior to delivery of such Call Notice divided by (b) 18. Within fifteen (15) Business Days following delivery of the Call Prompt, the Purchaser may deliver a notice (the “Call Notice”) to the Company and each Sponsor specifying the number of Call Shares, which shall be a whole number no greater than the Call Cap, that the Purchaser will purchase pursuant to this Section 1(a)(iv). If no Call Notice is delivered within such fifteen (15) Business Day period, any right to purchase Call Shares pursuant to this Section 1(a)(iv) shall automatically terminate. If a Call Notice is delivered with respect to a number of Call Shares that is less than the Call Cap, then any right to purchase additional Call Shares pursuant to this Section 1(a)(iv) shall automatically terminate. Following delivery of a valid Call Notice, the Company shall specify a date (the “Contingent Call Closing Date”), no more than thirty (30) days after the receipt of such Call Notice by the Company and each Sponsor, upon which each Sponsor shall sell, and the Purchaser shall purchase from such Sponsor, one half of the Call Shares against (and concurrently with) delivery of the aggregate Call Price for such Call Shares in cash via wire transfer (or other method reasonably acceptable to such Sponsor) to an account specified in writing by such Sponsor (each such sale and purchase, a “Contingent Call Closing”). The Company shall inform the Purchaser of the Contingent Call Closing Date within five Business Days after receipt by the Company and each Sponsor of a valid Call Notice.

(v) Adjustment for Split-ups, Share Combinations, etc. If after the Business Combination Closing and prior to any Contingent Call Closing (x) the number of issued and outstanding Class A Shares is increased by a split-up of Class A Shares or other similar event, then, on the effective date of such split-up or other similar event, the Call Cap shall be increased in proportion, and the Call Trigger Price shall be decreased in inverse proportion, to such change in the number of issued and outstanding Class A Shares and (y) the number of issued and outstanding Class A Shares is decreased by a combination of Class A Shares or other similar event, then, on the effective date of such combination or other similar event, the Call Cap shall be decreased in proportion, and Call Trigger Price shall be increased in inverse proportion, to such change in the number of issued and outstanding Class A Shares.

(b) Delivery of Securities.

(i) The Company shall register the Purchaser as the owner of the Forward Purchase Shares and any Call Shares purchased by the Purchaser hereunder (individually or collectively, the “Securities”) in the appropriate books and records of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the FPS Closing and any Contingent Call Closing, respectively.

(ii) Each register and book entry for the Securities shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FORWARD PURCHASE AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(c) Legend Removal. If the Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), then at the Purchaser’s request, the Company will cause the Company’s transfer agent to remove the legend set forth in Section 1(b)(ii). In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Securities without any such legend.

(d) Registration Rights. The Purchaser shall have registration rights with respect to the Forward Purchase Shares and the Call Shares as set forth on Exhibit A (the “Registration Rights”).

2. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. If an entity, the Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. If the Purchaser was formed for the specific purpose of acquiring the Securities, each of its equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f) Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g) Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale, except for the Registration Rights. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser acknowledges that the Company confidentially submitted the Registration Statement for its proposed IPO. The Purchaser understands that the offering of the Securities is not and is not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

(h) No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

(i) High Degree of Risk. The Purchaser understands that its agreement to purchase the Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j) Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k) Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(l) No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(m) Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on the signature page hereof; if the Purchaser is a partnership, corporation, limited liability company or other entity, then its principal place of business is the office or offices located at the address or addresses of the Purchaser set forth on the signature page hereof.

(n) Non-Public Information. The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(o) Adequacy of Financing. The Purchaser has available to it sufficient funds to satisfy its obligations under this Agreement.

(p) Affiliation of Certain FINRA Members. The Purchaser is neither a person associated nor affiliated with Deutsche Bank Securities Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC, or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(q) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 3 of this Agreement and the Sponsors in Section 4 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company, the Sponsors or any of the Company’s other affiliates (collectively, the “Company Parties”).

3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

(a) Organization and Corporate Power. The Company is duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Capitalization. The authorized share capital of the Company consists of:

(i) 200,000,000 Class A Shares, none of which are issued and outstanding.

(ii) 20,000,000 Class F Shares, 8,625,000 of which are issued and outstanding. All of the outstanding Class F Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii) 1,000,000 preferred shares, none of which are issued and outstanding.

(c) Authorization. All corporate action required to be taken by the Company’s Board of Directors (the “Board”) and shareholders in order to authorize the Company to enter into this Agreement and to issue the Securities at the FPS Closing has been taken or will be taken prior to the FPS Closing. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of any Contingent Call Closing and the FPS Closing, and the issuance and delivery of the Securities has been taken or will be taken prior to any Contingent Call Closing and the FPS Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (iii) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(d) Valid Issuance of Securities.

(i) The Forward Purchase Shares and the Call Shares, when issued (in the case of the Forward Purchase Shares), sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and registered in the name of the Purchaser in the appropriate books and records of the Company, will be validly issued, fully paid and nonassessable and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 3(e) below, the Securities will be issued in compliance with all applicable federal and state securities laws.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e) Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws.

(f) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its articles of association, Charter or other governing documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of the Securities.

(h) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(i) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(k) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including through a broker or finder, (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(l) Issuance Totals. Prior to or concurrently with the execution and delivery of this Agreement the Company has or is entering into forward purchase agreements providing for the purchase and sale of an aggregate of 15,789,474 Forward Purchase Shares (in each case including the Forward Purchase Shares purchased and sold under this Agreement).

(m) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties (other than the Sponsors) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

(n) Private Placement Memorandum. As of the date of this Agreement, the private placement memorandum of the Company, dated September 26, 2017, related to the entry into this Agreement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4. Representations and Warranties of the Sponsors. Each Sponsor represents and warrants, severally and not jointly, to the Purchaser as follows:

(a) Organization and Corporate Power. Such Sponsor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. Such Sponsor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Sponsor, will constitute the valid and legally binding obligation of such Sponsor, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, or (c) to the extent the indemnification provisions contained in the Registration Rights may be limited by applicable federal or state securities laws.

(c) Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of such Sponsor in connection with the consummation of the transactions contemplated by this Agreement, in each case except (1) such as have been obtained or made on or prior to the date hereof, (2) filings under Section 13 and Section 16 of the Securities Exchange Act of 1934, as amended, and state securities laws or (3) where the failure to obtain such consent, approval, order or authorization, or complete such registration, qualification, designation, declaration or filing would not reasonably be expected to have a material adverse effect on such Sponsor’s ability to consummate the transactions contemplated by this Agreement.

(d) Compliance with Other Instruments. The execution, delivery and performance by such Sponsor of this Agreement and the consummation by such Sponsor of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to such Sponsor, in each case (other than clause (i)), which would have a material adverse effect on such Sponsor or its ability to consummate the transactions contemplated by this Agreement.

(e) Title to Securities. Immediately prior to a Contingent Call Closing, such will Sponsor have good and valid title to the Securities to be sold by such Sponsor, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Securities and payment therefor pursuant hereto, good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims, will pass to the Purchaser.

(f) No General Solicitation. Neither such Sponsor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Securities.

(g) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 4 and in any certificate or agreement delivered pursuant hereto, none of such Sponsor nor any person acting on behalf of such Sponsor nor any of such Sponsor’s affiliates (other than the Company) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such Sponsor and this offering, and such Sponsor and its affiliates disclaim any such representation or warranty.

5. Right of First Offer. Subject to the terms and conditions of this Section 5, if, in connection with or prior to the Business Combination Closing, the Company proposes to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities, other than the Public Units (and their component Class A Shares (the “Public Shares”) and Warrants) and Excluded Securities (as defined below) (“New Equity Securities”), the Company shall first make an offer of the New Equity Securities to the Purchaser in accordance with the following provisions of this Section 5:

(a) Offer Notice.

(i) The Company shall give written notice (the “Offering Notice”) to the Purchaser and the other Forward Contract Parties stating its bona fide intention to offer the New Equity Securities and specifying the number of New Equity Securities and the material terms and conditions, including the price, pursuant to which the Company proposes to offer the New Equity Securities and the applicable pro rata share of such New Equity Securities offered to the Purchaser pursuant to such Offering Notice.

(ii) The Offering Notice shall constitute the Company’s offer to sell the New Equity Securities to the Purchaser and the other Forward Contract Parties, which offer shall be irrevocable for a period of eight (8) Business Days (the “ROFO Notice Period”).

(b) Exercise of Right of First Offer.

(i) Upon receipt of the Offering Notice, the Purchaser shall have until the end of the ROFO Notice Period to offer to purchase all (but not less than all) of its pro rata share of the New Equity Securities, based on the number of Forward Purchase Shares the Purchaser has agreed to purchase hereunder out of the total number of Class A Shares that the Purchaser and other Forward Contract Parties have agreed to purchase at the FPS Closing, by delivering a written notice (a “ROFO Offer Notice”) to the Company stating that it offers to purchase such New Equity Securities on the terms specified in the Offering Notice. Any ROFO Offer Notice so delivered shall be binding upon delivery and irrevocable by the Purchaser.

(ii) If the Purchaser does not deliver a ROFO Offer Notice during the ROFO Notice Period, the Purchaser shall be deemed to have waived all of the Purchaser’s rights to purchase the New Equity Securities offered pursuant to the Offering Notice under this Section 5, and the Company shall thereafter be free to sell or enter into an agreement to sell the Purchaser’s pro rata portion of such New Equity Securities to any third party (including any Forward Contract Parties and any Sponsor) without any further obligation to the Purchaser pursuant to this Section 5 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in the Offering Notice. If the Company does not sell or enter into an agreement to sell the Purchaser’s pro rata portion of the New Equity Securities within such period, the rights provided hereunder shall be deemed to be revived and the New Equity Securities shall not be offered to any third party unless first re-offered to the Purchaser in accordance with this Section 5.

(iii) If the Purchaser has delivered a ROFO Offer Notice and any other Forward Contract Party waives (or is deemed to have waived) its right to purchase the New Equity Securities offered pursuant to the Offering Notice under this Section 5, the Company shall give written notice to the Purchaser (the “Additional Take-up Notice”), specifying the number of New Equity Securities for which such rights have been waived (or deemed to be waived) by the other Forward Contract Parties (the “Additional Take-up Securities”), and the Purchaser shall be entitled to purchase its pro rata portion of the Additional Take-up Securities on the terms specified in the Offering Notice. The pro rata portion of the Purchaser shall be equal to the product obtained by multiplying the Additional Take-up Securities by a fraction the numerator of which is the number of Forward Purchase Shares the Purchaser has agreed to purchase hereunder and the denominator of which is the total number of Class A Shares that the Purchaser and other Forward Contract Parties have agreed to purchase at the FPS Closing.

(iv) The Purchaser shall have until the end of two (2) Business Days after receipt of the Additional Take-up Notice to offer to purchase all (but not less than all) of its pro rata share of the Additional Take-up Securities, by delivering a written notice (the “Additional Take-up Request”) to the Company stating that it offers to purchase such Additional Take-up Securities on the terms specified in the Offering Notice. Any Additional Take-up Request so delivered shall be binding upon delivery and irrevocable by the Purchaser. If the Purchaser does not deliver an Additional Take-up Request within such two (2) Business Day period, the Purchaser shall be deemed to have waived all of the Purchaser’s rights to purchase the Additional Take-up Securities offered pursuant to the Additional Take-up Notice under this Section 5, and the Company shall thereafter be free to sell or enter into an agreement to sell the Purchaser’s pro rata portion of such Additional Take-up Securities to any third party (including any Forward Contract Parties and any Sponsor) without any further obligation to the Purchaser pursuant to this Section 5 within the ninety (90) day period thereafter (and with respect to an agreement to sell, consummate such sale at any time thereafter) on terms and conditions not more favorable to the third party than those set forth in the Offering Notice. If the Company does not sell or enter into an agreement to sell the Purchaser’s pro rata portion of the Additional Take-up Securities within such period, the rights provided hereunder shall be deemed to be revived and the Additional Take-up Securities shall not be offered to any third party unless first re-offered to the Purchaser in accordance with this Section 5.

(c) Excluded Securities. For purposes hereof, the term “Excluded Securities” means (i) Class F Shares (and Class A Shares for which such Class F Shares are convertible) issued to the Sponsors or their affiliates prior to the IPO, (ii) up to an aggregate of 5,933,334 private placement warrants issued by the Company to the Sponsors or their affiliates in connection with the IPO, with an exercise price of $11.50 per Class A Share (“Private Placement Warrants”), (iii) warrants issued upon the conversion of working capital loans to the Company to be made by the Sponsors or their affiliates to finance transaction costs in connection with an intended initial Business Combination (up to $1,500,000 of which may be convertible at the option of the lender into warrants of the post-Business Combination entity having the same terms as the Private Placement Warrants at a price of $1.50 per warrant (the “Working Capital Loans”)), and (iv) any securities issued by the Company as consideration to any seller in the Business Combination and any Class A Shares issued pursuant to forward purchase contracts entered into prior to the IPO Closing with Forward Contract Parties.

(d) Additional Private Placements. Notwithstanding anything to the contrary contained herein, prior to the IPO, the Company will not issue or agree to issue any securities (other than Forward Purchase Shares in the amounts set forth in Section 3(l), Private Placement Warrants and the securities to be issued in the IPO (including as compensation to the Company’s officers or directors)) without the Purchaser’s prior written consent.

6. Additional Agreements and Acknowledgements of the Purchaser.

(a) Potential Forfeitures. The Purchaser agrees that, to the extent that it fails to pay the FPS Purchase Price when required in accordance with Section 1 hereof and such failure to pay remains uncured after five (5) Business Days’ notice from the Company, the Purchaser shall forfeit its right to acquire Call Shares pursuant to Section 1(a)(iv).

(b) Trust Account.

(i) The Purchaser hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. The Purchaser, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(ii) The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(c) Voting. The Purchaser hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, the Purchaser shall vote any Public Shares owned by it in favor of any proposed Business Combination. If the Purchaser fails to vote any Public Shares it is required to vote hereunder in favor of a proposed Business Combination, the Purchaser hereby grants hereunder to the Company and any representative designated by the Company without further action by the Purchaser a limited irrevocable power of attorney to effect such vote on behalf of the Purchaser, which power of attorney shall be deemed to be coupled with an interest.

(d) No Short Sales. The Purchaser hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

(e) Purchaser Funds. The Purchaser hereby agrees that the Purchaser’s funds paid in connection herewith will not originate from, nor will it be routed through, an account maintained at a Foreign Shell Bank (as defined below), an “offshore bank,” or a bank organized or chartered under the laws of a Non-Cooperative Jurisdiction (as defined below), nor have they been or shall be derived from any activity that is deemed criminal under United States law;

(i) For purposes of this Agreement, “Foreign Shell Bank” means a Foreign Bank without a Physical Presence in any country, but does not include a Regulated Affiliate. “Foreign Bank” means an organization that (A) is organized under the laws of a country outside the United States; (B) engages in the business of banking; (C) is recognized as a bank by the bank supervisory or monetary authority of the country of its organization or principal banking operations; (D) receives deposits to a substantial extent in the regular course of its business; and (E) has the power to accept demand deposits, but does not include the United States branches or agencies of a Foreign Bank. “Physical Presence” means a place of business that is maintained by a Foreign Bank and is located at a fixed address, other than solely a post office box or an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, at which location the Foreign Bank: (1) employs one or more individuals on a full-time basis; (2) maintains operating records related to its banking activities; and (3) is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities. “Regulated Affiliate” means a Foreign Bank without a Physical Presence in any country that: (a) is an affiliate of a depository institution, credit union, or Foreign Bank that maintains a Physical Presence in the United States or a foreign country, as applicable; and (b) is subject to supervision by a banking authority in the country regulating such affiliated depository institution, credit union, or Foreign Bank;

(ii) “Non-Cooperative Jurisdiction” means any foreign country or territory that has been designated as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as FATF, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur. See http://www.fatf-gafi.org/countries/#high-risk for FATF’s current list of Non-Cooperative Jurisdictions and Territories.

(f) Purchaser Account. The Purchaser hereby agrees that any distributions paid to it will be paid to the same account from which its capital contributions to the Company were originally remitted, unless the Company consents otherwise (such consent not to be unreasonably withheld).

(g) Purchaser Information. The Purchaser hereby agrees that upon the Company’s request, the Purchaser will provide to the Company any information requested that is necessary for the Company to prevent or reduce the rate of withholding on premiums or other payments it receives, to make payments to the Purchaser without or at a reduced rate of withholding, or to enable the Company to satisfy any reporting or withholding requirements under the Code (as defined below) or other applicable law. The Purchaser also agrees to provide, upon request by the Company, any certification or form required by law regarding such information that is requested by the Company, to the extent permissible to do so under applicable law. The Purchaser acknowledges that such information may be required by law to be disclosed to taxing or governmental authorities or to Persons making payments to the Company, and the Purchaser hereby consents to such disclosure. The Purchaser acknowledges that failure to provide the information requested by the Company pursuant to this paragraph may result in withholding on payments made to the Purchaser consistent with applicable law.

(h) OFAC. The Purchaser hereby acknowledges that the Company and/or its affiliates may be obliged under applicable laws to submit information to the relevant regulatory authorities if the Company and/or its affiliates know, suspect or have reasonable grounds to suspect that any Person is engaged in money laundering, drug trafficking or the provision of financial assistance to terrorism and that the Company and/or its affiliates may not be permitted to inform anyone of the fact that such a report has been made. The Purchaser is advised that, by law, the Company may be obligated to “freeze the account” of Purchaser, either by prohibiting additional investments from the Purchaser, withholding distributions and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Purchaser’s identity to United States Office of Foreign Asset Control or other authorities. The Purchaser further acknowledges that the Company may suspend the payment of distributions to the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering or anti-terrorism regulations applicable to the Company, any of its affiliates or any of the Company’s service providers;

(i) Liability. The Purchaser hereby agrees that neither the Company nor any of its affiliates shall have any liability to the Purchaser for any loss or liability that the Purchaser may suffer to the extent that it arises out of, or in connection with, compliance by the Company and/or their affiliates in good faith with the requirements of applicable anti-money laundering and anti-terrorism legislation or regulatory provisions;

(j) Reliance. The Purchaser hereby acknowledges that the Company has relied and will rely upon the representations, warranties and covenants of the Purchaser set forth in this Agreement and that all such representations, warranties and covenants shall survive the date of this Agreement. Accordingly, the Purchaser agrees to notify the Company promptly if there is any change with respect to any of the information or representations provided by the Purchaser in or pursuant to this Agreement, and to provide the Company with such further information as the Company may reasonably require; and

(k) ERISA. The Purchaser understands that the Company’s assets will not constitute the assets of an employee benefit plan under ERISA or Section 4975 of the Code, or under the provisions of any laws or regulations that are similar to those provisions contained in Title I of ERISA or Section 4975 of the Code.

(l) FATCA. The U.S. tax provision commonly known as the Foreign Account Tax Compliance Act, the regulations (whether proposed, temporary or final), including any subsequent amendments, and administrative guidance promulgated thereunder (or which may be promulgated in the future) and any applicable intergovernmental agreements in respect thereof (or any similar intergovernmental agreements which may be applicable to the Company), including any implementing legislation, regulations and guidance promulgated (or which may be promulgated) thereunder and any subsequent amendments to any of the foregoing (“FATCA”) impose or may impose a number of obligations on the Company. In this regard:

(i) The Purchaser acknowledges that, in order to comply with the provisions of FATCA and avoid the imposition of U.S. federal withholding tax, the Board may, from time to time and to the extent provided under FATCA, (i) require further information and/or documentation from the Purchaser, which information and/or documentation may (A) include, but is not limited to, information and/or documentation relating to or concerning the Purchaser, the Purchaser’s direct and indirect beneficial owners (if any), and any such Person’s identity, residence (or jurisdiction of formation) and income tax status, and (B) need to be certified by the Purchaser under penalties of perjury, and (ii) provide or disclose any such information and documentation to governmental agencies of the United States or other jurisdictions (including the U.S. Internal Revenue Service (the “IRS”)) and Persons from or through which the Company may receive payments or with which the Company may have an account (within the meaning of FATCA).

(ii) The Purchaser agrees that it shall provide such information and/or documentation concerning itself and its direct and indirect beneficial owners (if any), as and when requested by the Board, as the Board, in its sole discretion, determines is necessary or advisable for the Company to comply with its obligations under FATCA, including, but not limited to, in connection with the Company or any of its affiliates entering into or amending or modifying an “FFI Agreement” (as defined under FATCA) with the IRS and maintaining ongoing compliance with such agreement. The Purchaser should consult its tax advisors as to the type of information that may be required from the Purchaser under this Section 6.7.

(iii) Consistent with FATCA, the Purchaser agrees to waive any provision of law of any jurisdiction that would, absent a waiver, prevent the Company’s compliance with its obligations under FATCA, including under any FFI Agreement, and hereby consents to the disclosure by the Company of any information regarding the Purchaser (including information regarding its direct and indirect beneficial owners, if any) as the Company determines is necessary or advisable to comply with FATCA (including the terms of any FFI Agreement).

(iv) The Purchaser acknowledges that if the Purchaser does not timely provide and/or update the requested information and/or documentation or waiver, as applicable (a “FATCA Compliance Failure”), the Board may, in its sole and absolute discretion and in addition to all other remedies available at law or in equity, cause the Purchaser to withdraw from the Company in whole or in part.

(v) To the extent that the Company or any affiliate thereof suffers any withholding taxes, interest, penalties or other expenses or costs on account of the Purchaser’s FATCA Compliance Failure, unless otherwise agreed by the Board, (i) the Purchaser shall promptly pay upon demand by the Board to the Company or, at the Board’s direction, to the relevant affiliate, an amount equal to such withholding taxes, interest, penalties and other expenses and costs, or (ii) the Board may reduce the amount of the next distribution or distributions which would otherwise have been made to the Purchaser or, if such distributions are not sufficient for that purpose, reduce the proceeds of liquidation otherwise payable to the Purchaser by an amount equal to such withholding taxes, interest, penalties and other expenses and costs; provided, that (1) if the amount of the next succeeding distribution or distributions or proceeds of liquidation is reduced, such amount shall include an amount to cover interest on the amount of such withholding taxes, interest, penalties and other expenses and costs at the lesser of (A) the rate of 2% per annum over the rate of interest announced publicly from time to time by JPMorgan Chase Bank in New York, New York as such bank’s prime rate, and (B) the maximum rate permitted by applicable law, and (2) should the Board elect to so reduce such distributions or proceeds, the Board shall use commercially reasonable efforts to notify the Purchaser of its intention to do so. Whenever the Board makes any such reduction of the proceeds payable to the Purchaser pursuant to clause (ii) of the preceding sentence, for all other purposes the Purchaser may be treated as having received all distributions (whether before or upon liquidation) unreduced by the amount of such reduction. Unless otherwise agreed to by the Board in writing, the Purchaser shall indemnify and hold harmless the Company and its affiliates from and against any withholding taxes, interest, penalties or other expenses or costs with respect to the Purchaser’s FATCA Compliance Failure.

(vi) The Purchaser acknowledges that the Board (or the applicable affiliate of the Company) will determine in its sole discretion how to comply with FATCA.

(vii) The Purchaser acknowledges and agrees that it shall have no claim against the Board or the Company (or its affiliates) for any damages or liabilities attributable to any FATCA compliance related determinations pursuant to Section 6(l)(vi).

7. NYSE Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares on the New York Stock Exchange (or another national securities exchange).

8. FPS Closing Conditions.

(a) The obligation of the Purchaser to purchase the Forward Purchase Shares at the FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to the FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Purchaser:

(i) The Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of Forward Purchase Shares;

(ii) The Company shall have delivered to such Purchaser a certificate evidencing the Company’s good standing under the laws of its jurisdiction of organization, as of a date within ten (10) Business Days of the FPS Closing;

(iii) The representations and warranties of the Company set forth in Section 3 of this Agreement and each Sponsor set forth in Section 4 of this Agreement shall have been true and correct as of the date hereof and (excluding Section 3(n)) shall be true and correct, in the case of the Company, as of the FPS Closing and, in the case of each Sponsor, as of a Contingent Call Closing, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except, in the case of the Company, where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement and, in the case of each Sponsor, where the failure to be so true and correct would not have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement;

(iv) The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the FPS Closing; and

(v) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Securities.

(b) The obligation of the Company to sell the Forward Purchase Shares at the FPS Closing under this Agreement shall be subject to the fulfillment, at or prior to the FPS Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

(i) The Business Combination shall be consummated substantially concurrently with, and immediately following, the purchase of Forward Purchase Shares;

(ii) The representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the FPS Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement;

(iii) The Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the FPS Closing; and

(iv) No order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Purchaser of the Securities.

(c) The obligation of the Sponsors to sell the Call Shares at any Contingent Call Closing under this Agreement shall be subject to the condition (which, to the extent permitted by applicable laws, may be waived by the Sponsors) that the representations and warranties of the Purchaser set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Contingent Call Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Purchaser or its ability to consummate the transactions contemplated by this Agreement.

9. Board Representation. Effective upon the closing of the IPO and prior to the date of the Business Combination Closing, the Purchaser shall have the right to designate one individual (the “Purchaser Designee”) to be, at Purchaser’s election, either (a) a non-voting observer (a “Board Observer”) of the Board or (b) elected as a member of the Board. Any Board Observer shall be entitled to attend meetings of the Board, and to receive all information provided to the members of the Board during the period in which such person is a Board Observer; provided, that the Board Observer shall not be entitled to vote on any matter submitted to the Board or any of its committees nor to offer any motions or resolutions to the Board or such committees. In the event of the Purchaser Designee’s death, disability or resignation from the Board prior to the Business Combination Closing, the Purchaser shall have the right to designate a replacement Purchaser Designee. In the event the Purchaser designates a Purchaser Designee to be elected to the Board pursuant to clause (b) above, each Sponsor hereby agrees to vote all of its shares in the Company in favor of the election of the Purchaser Designee, and the Purchaser Designee shall be entitled to such contractual indemnification as is provided to the other directors of the Company. The Company may exclude any Board Observer from access to any material or meeting or portion thereof if: (i) the Board concludes in good faith, upon advice of the Company’s counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Company and such counsel; or (ii) such portion of a meeting is an executive session limited solely to independent director members of the Board, independent auditors and/or legal counsel, as the Board may designate, and the Board Observer (assuming the Board Observer were a member of the Board) would not meet the then-applicable standards for independence adopted by the New York Stock Exchange, or such other exchange on which the Company’s securities are then traded. In the event the Purchaser designates a Board Observer pursuant to clause (a) above, Purchaser’s Board Observer shall have no duties, fiduciary or otherwise, to the Company. If the Purchaser does not designate a Purchaser Designee prior to the date of the Business Combination Closing, its rights pursuant to this Section 9 shall terminate.

10. Termination. This Agreement may be terminated at any time prior to the FPS Closing:

(a) by mutual written consent of the Company and the Purchaser;

(b) automatically

(i) if the IPO is not consummated on or prior to March 31, 2018;

(ii) if the gross proceeds from the IPO do not equal or exceed $100,000,000;

(iii) if the Business Combination is not consummated within 24 months from the closing of the IPO, unless extended up to a maximum of three months in accordance with the Charter;

(iv) upon the death of David M. Maura;

(v) if David M. Maura, a Sponsor or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of David M. Maura, a Sponsor or the Company, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment; or

(vi) if David M. Maura is convicted in a criminal proceeding for a crime involving fraud or dishonesty.

In the event of any termination of this Agreement pursuant to this Section 10, the FPS Purchase Price (and interest thereon, if any), if previously paid, and all Purchaser’s funds paid in connection herewith shall be promptly returned to the Purchaser, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of the Purchaser or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 10 shall relieve either party from liabilities or damages arising out of any actual common law fraud or Willful Breach (as defined below) by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

“Willful Breach” means either (i) a breach that is a consequence of an act or omission knowingly undertaken or omitted by the breaching party with the intent of causing a breach of this Agreement or (ii) subject to the satisfaction or waiver (by the party for whom such condition may be waived) of the conditions set forth in Section 8 (other than those items that by their terms are to be satisfied at Closing), the failure of the breaching party to promptly close in accordance with Section 1 or, in the case that the Purchaser is the breaching party, the failure of the Purchaser to make any payment required by Section 1.

11. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Mosaic Acquisition Corp., 375 Park Avenue, New York, New York 10152, Attn: William H. Mitchell, Chief Financial Officer, Email: whmitchell79@gmail.com, with a copy to the Company’s counsel at: Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attn: Raphael M. Russo, Email: rrusso@paulweiss.com. All communications sent to Fortress Mosaic Sponsor LLC shall be sent to: 1345 Avenue of the Americas, New York, New York 10105, Attn: Alex Gillette, Email: AGillette@fortress.com, with a copy to Fortress Mosaic Sponsor LLC’s counsel at: Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attn: Alex Lynch and Harvey Eisenberg, Email: Alex.Lynch@weil.com and Harvey.Eisenberg@weil.com. All communications sent to Mosaic Sponsor LLC shall be sent to c/o Mosaic Acquisition Corp., 375 Park Avenue, New York, New York 10152, Attn: William H. Mitchell, Chief Financial Officer, Email: whmitchell79@gmail.com, with a copy to the Company’s counsel at: Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019-6064, Attn: Raphael M. Russo, Email: rrusso@paulweiss.com.

All communications to the Purchaser shall be sent to the Purchaser’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 11(a).

(b) No Finder’s Fees. Other than fees payable to Deutsche Bank Securities Inc., RBC Capital Markets, LLC or J.P. Morgan Securities LLC, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the FPS Closing and any Contingent Call Closing.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to its choice of laws principles.

(j) Enforcement. This Agreement may only be enforced against, and a claim or cause of action based upon, arising out of, or related to this Agreement may only be brought by the expressly named party hereto and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party hereto, no present, former or future affiliate, officer, director, employee, incorporator, member, partner, stockholder, agent, attorney or other representative of any party or their affiliates (each, a “Non-Recourse Person”) shall have any liability (whether in contract, in tort or otherwise) for any obligations or liabilities of any party which is not otherwise expressly identified as a party, and no recourse shall be brought or granted against any of them, by virtue of or based upon any alleged misrepresentation or inaccuracy in or breach of any of the representations, warranties, agreements or covenants of any party under this Agreement. The provisions of this Section 11(j) are intended to be for the benefit of, and enforceable by the Non-Recourse Persons and each such Non-Recourse Person shall be a third-party beneficiary of this Section 11(j).

(k) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court; provided that each of the parties hereto agrees that a final judgment in any such suit, action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(l) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(m) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company, each Sponsor and the Purchaser.

(n) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(o) Expenses. Each of the Company and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent; stamp taxes and all The Depository Trust Company fees associated with the issuance of the Securities.

(p) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(q) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(r) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(s) Specific Performance. The Purchaser agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the Purchaser in accordance with the terms hereof and that the Company shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(t) Most Favored Nations. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other person for the purchase of Class A Shares includes or will include terms, rights or other benefits that are more favorable, in any material respect, to such other person than the terms, rights and benefits in favor of the Purchaser under this Agreement, and the Company will not waive any material obligation under the agreements with such other person unless, in any such case, the Purchaser has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. The Purchaser shall notify the Company in writing, within ten (10) days after the date it has been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of its election to receive any such term, right, benefit or waiver so offered.

(u) No Material Non-Public Information. The Company and the Sponsors agree that no information provided to the Purchaser in connection with this Agreement will, upon the IPO Closing, constitute material non-public information of the Company, and following the IPO Closing, neither the Company nor any Sponsor will provide the Purchaser with any material non-public information of the Company without the prior written consent of the Purchaser.

(v) QEF Election Information. The Company shall use commercially reasonable efforts to determine whether, in any year, the Company is deemed to be a “passive foreign investment company” (a “PFIC”) within the meaning of U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”). If the Company determines that the Company is a PFIC in any year, for the year of determination and for each year thereafter during which the Purchaser holds an equity interest in the Company, including Warrants, the Company shall use commercially reasonable efforts to (i) make available to the Purchaser the information that may be required to make or maintain a “qualified electing fund” election under the Code with respect to the Company and (ii) furnish the information required to be reported under Section 1298(f) of the Code.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:

Purchaser’s Name:

By:
Name:
Title:

Address for Notices:

[___]
Attn:
E-mail:
Fax:

SPONSORS:

MOSAIC SPONSOR, LLC

By:
Name:
Title:

FORTRESS MOSAIC SPONSOR LLC

By:
Name:
Title:

[Signature Page to Forward Purchase Agreement]

COMPANY:

MOSAIC ACQUISITION CORP.

By:
Name:
Title:

[To be completed by the Company]

Number of Forward Purchase Shares:		[___]
Aggregate Purchase Price for Forward Purchase Shares:	$	[___]

[Signature Page to Forward Purchase Agreement]

Exhibit A

Registration Rights

1. Within thirty (30) days after the Business Combination Closing, the Company shall use commercially reasonable efforts (i) to file a registration statement on Form S-3 for a secondary offering (including any successor registration statement covering the resale of the Registrable Securities a “Forward Purchase Resale Shelf”) of (x) the Forward Purchase Shares and (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Forward Purchase Resale Shelf to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days thereafter, and (iii) to maintain the effectiveness of such Forward Purchase Resale Shelf with respect to the Purchaser’s Registrable Securities until the earlier of (A) the date on which the Purchaser ceases to hold Registrable Securities covered by such Forward Purchase Resale Shelf and (B) the date all of the Purchaser’s Registrable Securities covered by the Forward Purchase Resale Shelf can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

2. Upon a Contingent Call Closing, the Call Shares purchased by the Purchaser shall be included in the definition of “Registrable Securities” for the purpose of paragraphs 3 through 16 of this Exhibit A. Within thirty (30) days after a Contingent Call Closing, the Company shall use commercially reasonable efforts (i) to include such Call Shares in a registration statement on Form S-3 (including any successor registration statement), which may be a Forward Purchase Resale Shelf (such registration statement, a “Call Share Resale Shelf”; each Forward Purchase Resale Shelf and each Call Share Resale Shelf, a “Resale Shelf”), covering the resale of (x) such Call Shares and (y) any other equity security of the Company issued or issuable with respect to the securities referred to in clause (x) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Call Share Registrable Securities”) pursuant to Rule 415 under the Securities Act; provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Call Share Registrable Securities on another appropriate form and undertake to register the Call Share Registrable Securities on Form S-3 as soon as such form is available, (ii) to cause the Call Share Resale Shelf, if not already effective, to be declared effective under the Securities Act promptly thereafter, but in no event later than sixty (60) days thereafter, and (iii) to maintain the effectiveness of such Call Share Resale Shelf with respect to the Purchaser’s Call Share Registrable Securities until the earlier of (A) the date on which the Purchaser ceases to hold Registrable Securities covered by such Call Share Resale Shelf and (B) the date all of the Purchaser’s Registrable Securities covered by the Call Share Resale Shelf can be sold publicly without restriction or limitation under Rule 144 under the Securities Act and without the requirement to be in compliance with Rule 144(c)(1) under the Securities Act.

3. In the event the Company is prohibited by applicable rule, regulation or interpretation by the staff (“Staff”) of the Securities and Exchange Commission (“SEC”) from registering all of the Registrable Securities on a Resale Shelf or the Staff requires that the Purchaser be specifically identified as an “underwriter” in order to permit such registration statement to become effective, and such Purchaser does not consent in writing to being so named as an underwriter in such registration statement, the number of Registrable Securities to be registered on such Resale Shelf will be reduced on a pro rata basis among all the holders of Registrable Securities to be so included, unless otherwise required by the Staff, so that the number of Registrable Securities to be registered is permitted by the Staff and such Purchaser is not required to be named as an “underwriter”; provided, that any Registrable Securities not registered due to this paragraph 3 of this Exhibit A shall thereafter as soon as allowed by the SEC guidance be registered to the extent the prohibition no longer is applicable.

4. If at any time the Company proposes to file a registration statement (a “Registration Statement”) on its own behalf, or on behalf of any other Persons who have registration rights (“Other Holders”), relating to an underwritten offering of ordinary shares, or engage in an Underwritten Takedown off an existing registration statement (a “Company Offering”), then the Company will provide Forward Contract Parties (including Purchaser) who have purchased at least 2,000,000 Forward Purchase Shares (collectively, the “Piggyback Holders”) with notice in writing (an “Offer Notice”) at least five (5) Business Days prior to such filing, which Offer Notice will offer to include in the Registration Statement a minimum of 1,000,000 “Registrable Securities” (as defined under each Piggyback Holder’s forward purchase agreement) of each Piggyback Holder (collectively “Piggyback Securities”). Within five (5) Business Days (or, in the case of an Offer Notice delivered to the Purchaser or other Forward Contract Parties in connection with an Underwritten Takedown, within three (3) Business Days) after receiving the Offer Notice, the Piggyback Holders may make a written request (a “Piggyback Request”) to the Company to include some or all of the Piggyback Holders’ Registrable Securities in the Registration Statement. If the underwriter(s) for any Company Offering advise the Company that marketing factors require a limitation on the number of securities that may be included in the Company Offering, the number of securities to be so included shall be allocated as follows: (i) first, to the Company and the Other Holders, if any; and (ii) second, to the Piggyback Holders based on the pro rata percentage of Piggyback Securities held by the Piggyback Holders and requested to be included in the Underwritten Offering. Notwithstanding anything to the contrary in this paragraph 4, the Company hereby agrees that it will not provide an Offer Notice to any Other Forward Contract Party unless such Other Forward Contract Party agrees in writing to treat the contents of such Offer Notice as material non-public information.

5. Within five (5) Business Days after receiving notice from either or both Sponsors of their request to effect an underwritten public offering pursuant to the Sponsor Registration Rights (an “Underwritten Takedown”), the Company shall provide written notice thereof to the Purchaser. Within five (5) Business Days after receiving notice of the Underwritten Takedown, the Purchaser may make a written request to the Company to include some or all of Purchaser’s Registrable Securities in the prospectus supplement relating to the Underwritten Takedown (the “Underwritten Takedown Prospectus”), and subject to the following sentence, the Company shall include such Registrable Securities and the securities requested by each other Forward Contract Party (other than the demanding Sponsor(s)) who purchased at least 2,000,000 Forward Purchase Shares and proposes to sell at least 1,000,000 Registrable Securities in the Underwritten Takedown (a “Requesting Holder”) to be included in the Underwritten Takedown (“Requesting Holder Securities”) in the Underwritten Takedown Prospectus. If the underwriter(s) for any Underwritten Takedown advise the Company that marketing factors require a limitation on the number of securities that may be included in the Underwritten Takedown Prospectus, the number of securities to be so included shall be allocated as follows: (i) first, to the demanding Sponsor(s); and (ii) second, to the Requesting Holders based on the pro rata percentage of Requesting Holder Securities held by the Requesting Holders and requested to be included in the Underwritten Offering. If Purchaser is eligible and includes Registrable Securities in an Underwritten Takedown, it shall not have the ability to withdraw such Registrable Securities from such offering without the consent of the Sponsors, it being understood that the terms of the offering may not be known at the time of notice of such Underwritten Takedown and that the Sponsors shall have the sole discretion to approve such terms (and Purchaser shall not have the right to make any determinations other than whether they wish to include their Registrable Securities in the prospectus supplement). In this regard, by electing to include securities on such offering, Purchaser agrees to cooperate with the Company and the Sponsors in furtherance of such offering, including entering into such customary agreements and take all such actions (including supplying all reasonably requested information) within 48 hours of a reasonable request by the Company, underwriters or the Sponsors.

6. The determination of whether any offering of Registrable Securities pursuant to a Resale Shelf or an Underwritten Takedown Prospectus will be an underwritten offering shall be made in the sole discretion of the Sponsors, after consultation with the Company, and the Sponsors shall have the right, after consultation with the Company, to determine the plan of distribution, including the price at which the Registrable Securities are to be sold and the underwriting commissions, discounts and fees (and the Piggyback Holders or Requesting Holders (as applicable) shall not have the right to make any determinations other than whether they wish to include their Requesting Holder Securities in the prospectus supplement). The Sponsors shall select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter (provided that such investment banker or bankers and managers shall be reasonably satisfactory to the Company).

7. In connection with any underwritten offering, the Company shall enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Purchaser) in order to facilitate the disposition of such Registrable Securities as are reasonably necessary or required, and in such connection enter into a customary underwriting agreement that provides for customary opinions, comfort letters and officer’s certificates and other customary deliverables.

8. The Company shall pay all fees and expenses incident to the performance of or compliance with its obligation to prepare, file and maintain each Resale Shelf (including the fees of its counsel and accountants). The Company shall also pay all Registration Expenses. For purposes of this paragraph 8, “Registration Expenses” shall mean the out-of-pocket expenses of a Company Offering or Underwritten Shelf Takedown, including, without limitation, the following: (i) all registration and filing fees (including fees with respect to filings required to be made with FINRA) and any securities exchange on which the Registrable Securities are then listed; (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) printing, messenger, telephone and delivery expenses; (iv) reasonable fees and disbursements of counsel for the Company; (v) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Underwritten Shelf Takedown; and (vi) reasonable fees and expenses of one legal counsel selected by the Sponsors who will represent all the selling shareholders, and who may also serve as counsel to the Sponsors or the Company or both.

9. The Company may suspend the use of a prospectus included in a Resale Shelf by furnishing to the Purchaser a written notice (“Suspension Notice”) stating that in the good faith judgment of the Company, it would be either (i) prohibited by the Company’s insider trading policy (as if the Purchaser were covered by such policy) or (ii) materially detrimental to the Company and its stockholders for such prospectus to be used at such time. The Company’s right to suspend the use of such prospectus under clause (ii) of the preceding sentence may be exercised for a period of not more than sixty (60) days after the date of such notice to the Purchaser; provided such period may be extended for an additional thirty (30) days with the consent of a majority-in-interest of the holders of Registrable Securities covered by such Resale Shelf, which consent shall not be unreasonably withheld; provided further, that such right to suspend the use of a prospectus shall be exercised by the Company not more than once in any twelve (12) month period. A holder of Registrable Securities shall not effect any sales of Registrable Securities pursuant to a Resale Shelf at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). The holders may recommence effecting sales of the Registrable Securities pursuant to such Resale Shelf following further written notice to such effect (an “End of Suspension Notice”) from the Company to the holders. The Company shall act in good faith to permit any suspension period contemplated by this paragraph to be concluded as promptly as reasonably practicable.

10. The Purchaser agrees that, except as required by applicable law, the Purchaser shall treat as confidential the receipt of any Suspension Notice (provided that in no event shall such notice contain any material nonpublic information of the Company) hereunder and shall not disclose or use the information contained in such Suspension Notice without the prior written consent of the Company until such time as the information contained therein is or becomes public, other than as a result of disclosure by a holder of Registrable Securities in breach of the terms of this Agreement.

11. The Company shall indemnify and hold harmless the Purchaser, its directors and officers, partners, members, managers, employees, agents, and representatives of such Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended, and any agent thereof (collectively, “Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), promptly as incurred, arising out of, based upon or resulting from any untrue statement or alleged untrue statement of any material fact contained in a Resale Shelf (or any amendment or supplement thereto), the related prospectus, or any amendment or supplement thereto, or arise out of, are based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case or to any Indemnified Person to the extent that any such Loss arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission or so made in reliance upon or in conformity with information furnished by or on behalf of such Indemnified Person in writing specifically for use in the preparation of a Resale Shelf, the related prospectus, or any amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person, and shall survive the transfer of such securities by the Purchaser.

12. The Company’s obligation under paragraph 1 of this Exhibit A is subject to the Purchaser’s furnishing to the Company in writing such information as the Company reasonably requests for use in connection with a Resale Shelf, the related prospectus, or any amendment or supplement thereto. The Purchaser shall indemnify the Company, its officers, directors, managers, employees, agents and representatives, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of material fact contained in a Resale Shelf, the related prospectus, or any amendment or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser expressly for inclusion in such document; provided that the obligation to indemnify shall be individual, not joint and several, for each Purchaser and shall be limited to the net amount of proceeds received by such Purchaser from the sale of Registrable Securities pursuant to the Resale Shelves in which it was included.

13. The Company shall cooperate with the Purchaser, to the extent the Registrable Securities become freely tradable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Resale Shelf and enable such certificates to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request and registered in such names as the Purchaser may request.

14. If requested by the Purchaser, the Company shall as soon as practicable, subject to any Suspension Notice, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Purchaser reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Purchaser holding any Registrable Securities.

15. As long as the Purchaser shall own Registrable Securities, the Company, at all times while it shall be reporting under the Securities Exchange Act of 1934, as amended, covenants to file all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and to promptly furnish the Purchaser with true and complete copies of all such filings, unless filed through the SEC’s EDGAR system. The Company further covenants that it shall take such further action as the Purchaser may reasonably request, all to the extent required from time to time, to enable the Purchaser to sell the Class A Shares and Warrants held by the Purchaser without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with such requirements.

16. The rights, duties and obligations of the Purchaser under this Exhibit A may be assigned or delegated by the Purchaser in conjunction with and to the extent of any permitted transfer or assignment of Registrable Securities by the Purchaser to any permitted transferee or assignee.